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                                                                   EXHIBIT 10.3

                               HABERSHAM BANCORP
                      OUTSIDE DIRECTORS STOCK OPTION PLAN


THIS INDENTURE is made as of the 21st day of January, 1995, by HABERSHAM BANCORP, a corporation organized and doing business under the laws of the State of Georgia (the "Company").

1.      Purpose.

        The Company adopts the Habersham Bancorp Outside Directors Stock Option Plan (the "Plan") to secure and retain the services of those directors of the Company and of any subsidiary bank (individually, a "Bank") who are not employed by the Company, any subsidiary bank or any of its affiliates (the "Eligible Optionees") by giving them an opportunity to invest in the future success of the Company.

2.      Administration.

        The Board of Directors of the Company (the "Company Board") shall appoint one or more of its employee members to administer (the "Plan Administrator") the Plan on behalf of the Company. It is intended that the grants of options under the Plan are being made pursuant to the formulae stated herein and that the participation of directors shall constitute "participation in a formula plan which does not disqualify a director from being disinterested" as described in Rule 16b-3 of the Securities Exchange Act of 1934, as amended.

        Each member constituting the Plan Administrator shall serve at the pleasure of the Company Board. If more than one person serves as Plan Administrator, the Plan Administrator shall select one of its members as a chairman and shall hold meetings at the times and in the places as it may deem advisable. All actions the Plan Administrator takes shall be made by majority decision. Any action evidenced by a written instrument signed by all of the members of the Plan Administrator shall be as fully effective as if the Plan Administrator had taken the action by majority vote at a meeting duly called and held.

        The Plan Administrator shall have complete and conclusive authority to
(a) interpret the Plan, (b) prescribe, amend, and rescind rules and regulations relating to it, (c) execute a stock option award in favor of those Eligible Optionees who are granted options pursuant to Section 5, substantially in the form attached hereto as Exhibit A (the "Award"), and (d) make all other determinations necessary or advisable for the administration of the Plan. The Plan Administrator's determinations on these matters shall be conclusive.




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        In addition to any other rights of indemnification that they may have as directors of the Company or as members of the Plan Administrator, the directors of the Company and members of the Plan Administrator shall be indemnified by the Company against the reasonable expenses, including attorneys' fees, actually and necessarily incurred in connection with the defense of any action, suit or proceeding, or in connection with any appeal therein, to which they or any of them may be a party by reason of action taken or failure to act under or in connection with the Plan or any Option granted thereunder, and against all amounts paid by them in settlement thereof (provided the settlement is approved by independent legal counsel selected by the Company) or paid by them in satisfaction of a judgment in any action, suit or proceeding, except in relation to matters as to which it shall be adjudged in the action, suit or proceeding that the director or Plan Administrator member is liable for negligence or misconduct in the performance of his duties; provided that within 60 days after institution of any action, suit or proceeding, an indemnitee shall in writing offer the Company the opportunity, at its own expense, to handle and defend the same.

3.      Grant of Options.

        (a) Initial Grants. Each Eligible Optionee serving as a member of the Company Board on April 16, 1994, and who continues to be a member of the Company Board on January 21, 1995, shall be granted an option as of January 21, 1995 to purchase 1,000 shares of common stock, $2.50 par value per share, of the Company (the "Stock") at an exercise price of $45.94 per share.

        (b) Subsequent Annual Grants During Tenure as a Director. Each Eligible Optionee shall be granted as of December 31, 1995, and as of December 31 of each subsequent year during which the Plan is in effect, an option to purchase at an exercise price per share equal to the book value of a share of Stock as of the grant date:

            (i) 1,000 shares of Stock, if such Eligible Optionee serves on the Company Board on such date of grant; or

           (ii) 250 shares of Stock, if such Eligible Optionee serves on the Board of Directors of a Bank (a "Bank Board") but not on the Company Board on such date of grant;

        provided the performance criteria set forth in Plan Section 3(d) is satisfied on such date.

        (c) Conditions to Grants. In the event the remaining number of shares of Stock reserved for issuance under the Plan is insufficient to grant options for the appropriate number of shares of Stock to all Eligible Optionees as of any grant date, then no options shall be granted as of that grant date or any subsequent grant date.




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        (d)  Performance Criteria.  As of any grant date, no Eligible Optionee will be granted an option pursuant to Section 3(b)(i) unless the Company's return on beginning assets, on a consolidated basis, is at least one percent (1%) for the 12-month period ended on the date of the grant. As of any grant date, no Eligible Optionee who is then a member of a Bank Board will be granted an option pursuant to Section 3(b)(ii) unless that Bank's return on beginning assets is at least one percent (1%) for the 12-month period ended on the date of the grant.

4.      Stock Subject to Plan.

        The Company has authorized and reserved for issuance upon the exercise of options pursuant to the Plan an aggregate of 70,000 shares of Stock. If any option is cancelled, expires or terminates without the respective optionee exercising it in full, options with respect to those unpurchased shares of Stock may be granted to that same optionee or to another eligible individual or individuals under the terms of this Plan.

        The Plan Administrator shall adjust the total number of shares of Stock reserved for issuance under the Plan and any outstanding options, both as to the number of shares Stock and the exercise price as set forth in the Plan and in the applicable Award, for any increase or decrease in the number of outstanding shares of Stock resulting from a stock split or a payment of a stock dividend on the Stock, a subdivision or combination of the Stock, a reclassification of the Stock, a merger or consolidation of the Stock or any other like changes in the Stock or in their value; provided that any such adjustment shall be made in a manner consistent with the reason for the adjustment and shall be effected uniformly among optionees. Outstanding options shall not be adjusted for cash dividends or the issuance of rights to subscribe for additional stock or securities of the Company. Any adjustment may provide for the elimination of any fractional share of Stock which might otherwise become subject to an option.

        In the event of the approval by the stockholders of the Company of a reorganization, merger or consolidation with respect to which the Company is not the surviving entity, or the sale of all or substantially all of the assets of the Company, any outstanding, but unexercised option shall be cashed out on the basis of the greater of the excess of the fair market value of a share of Stock over the exercise price or, if applicable, the excess of the price paid for a share of Stock in connection with such transaction over the exercise price multiplied by the number of shares of Stock as to which the option remains unexercised immediately preceding the date of the transaction.

       In the event of a dissolution or liquidation of the Company, all options under the Plan shall terminate as to any unexercised portion thereof as of the effective date of the dissolution or liquidation.

The grant of an option shall not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations, or changes in its capital or business structure, or to merge, consolidate, dissolve, liquidate, sell or transfer all or any part of its business or assets.




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5.      Terms and Conditions of All Options.

        Each option granted pursuant to the Plan shall expire on the earlier of
(1) the fifth anniversary of the date of grant, (2) the date the optionee ceases to be a member of the Company Board or Bank Board, except in the event of his death, or (3) the first anniversary of the optionee's death in the event the optionee ceases to be a member of the Company Board or Bank Board due to the optionee's death.

        Each option granted pursuant to the Plan shall be fully vested on the date of grant but may not be exercised until the later of (a) six (6) months following the date of grant or (b) the date stockholders approve the Plan in accordance with Plan Section 13 and is not transferrable by the optionee other than as provided by the will of the optionee or the applicable laws of descent and distribution. Each option granted pursuant to the Plan shall be subject to such additional terms as set forth in the Award.

6.      Term of Plan.

        The effective date of the Plan is the date on which the Company Board adopts the Plan. The Plan shall terminate ten (10) years after that date, subject to Plan Section 10.

7.      Exercise of Option.

        The optionee may purchase shares of Stock subject to an option (the "Shares") only upon receipt by the Company of a notice in writing from the optionee of his intent to purchase a specific number of Shares and which notice contains such representations regarding compliance with the federal and state securities laws as the Plan Administrator may reasonably request. The purchase price shall be paid in full upon the exercise of an option and no Shares shall be issued or delivered until full payment therefor has been made. Payment of the purchase price for all Shares purchased pursuant to the exercise of an option shall be made in cash or by certified check.

        Until stock certificates reflecting the Shares accruing to the optionee upon the exercise of the option are issued to the optionee, the optionee shall have no rights as a shareholder with respect to the Shares. The Company shall make no adjustment to the Shares for any dividends or distributions or other rights for which the record date is prior to the issuance of that stock certificate, except as the Plan otherwise provides.

8.      Assignability.

        Except as Plan Section 5 permits, no option or any of the rights and privileges thereof accruing to an optionee shall be transferred, assigned, pledged or hypothecated in any way whether by operation of law or otherwise, and no option, right or privilege shall be subject to execution, attachment or similar process.




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9.      No Right to Continued Service.

        No provision in the Plan or any option shall confer upon any optionee any right to continue performing services for or to interfere in any way with the right of the stockholders of the Company to remove such optionee as a director of the Company or a Bank at any time for any reason.

10.     Amendment and Termination.

        The Company Board at any time may amend or terminate the Plan without stockholder approval; provided, however, that the Company Board may condition any amendment on the approval of the stockholders of the Company if such approval is necessary or advisable with respect to tax, securities (which require such approval for a material increase of the number of shares of Stock subject to options, and for material modifications to the eligibility requirements of the Plan, among others) or other applicable laws to which the Company, the Plan, optionees or Eligible Optionees are subject.
Notwithstanding the foregoing, in no event shall the Company Board amend the Plan more than once every six (6) months, other than to comport with changes in the Code, the Employee Retirement Income Security Act of 1974, or the rules thereunder. No amendment or termination of the Plan shall adversely affect the rights of an optionee with regard to his options without his consent.

11.     General Restriction.

        Each option is subject to the condition that if at any time the Company, in its discretion, shall determine that the listing, registration or qualification of the shares of Stock covered by such option upon any securities exchange or under any state or federal law is necessary or desirable as a condition of or in connection with the granting of such option or the purchase or delivery of shares of Stock thereunder, the delivery of any or all shares of Stock pursuant to such option may be withheld unless and until such listing, registration or qualification shall have been effected. If a registration statement is not in effect under the Securities Act of 1933 or any applicable state securities laws with respect to the shares of Stock purchasable or otherwise deliverable under the option then outstanding, the Company may require, as a condition of exercise of any option or as a condition to any other delivery of shares of Stock pursuant thereto, that the optionee or the optionee's representative represent, in writing, that the shares of Stock received pursuant to the option are being acquired for investment and not with a view to distribution and agree that the shares of Stock will not be disposed of except pursuant to an effective registration statement, unless the Company shall have received an opinion of counsel that such disposition is exempt from such requirement under the Securities Act of 1933 and any applicable state securities laws. The Company may endorse on certificates representing shares of Stock delivered pursuant to an option such legends referring to the foregoing representations or restrictions or any other applicable restrictions on resale as the Company, in its discretion, shall deem appropriate.

12.     Choice of Law.

        The laws of the State of Georgia shall govern the Plan.




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13.     Stockholder Approval.

        The Company shall submit the Plan to its stockholders for approval by a majority of stockholders present and entitled to vote within twelve months of the adoption of the Plan by the Company Board; provided that unless stockholder approval is obtained within the twelve-month period, both the Plan and all outstanding options issued thereunder shall be rendered immediately void and of no effect.

        IN WITNESS WHEREOF, the Company has caused this Plan to be executed in the form and as of the date set forth above.

                                                 HABERSHAM BANCORP


                                                 By:/s/ David D. Stovall
                                                    --------------------
                                                        David D. Stovall

                                                 Title:  President
                                                       -----------------
ATTEST:


/s/ Edward D. Ariail
--------------------------------------------------------
    Edward D. Ariail

Title:                              Secretary
       --------------------------------------

                             [CORPORATE SEAL]




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